UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                               September 24, 2004

                              NL Industries, Inc.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

         New Jersey                        1-640                   13-5267260
         ----------                        -----                   ----------
       (State or other                  (Commission               (IRS Employer
       jurisdiction of                  File Number)              Identification
        incorporation)                                                  No.)

  5430 LBJ Freeway, Suite 1700, Dallas, Texas                     75240-2697
  -------------------------------------------                     ----------
   (Address of principal executive offices)                       (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 233-1700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[    ]    Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

The Registrant hereby amends Item 9.01 of this Current Report on Form 8-K to provide the financial statements required by Item 9.01(a) and Item 9.01(b) and
Exhibit 23.1.



Item 9.01 Financial Statements and Exhibits.


     (a) Financial statements of businesses acquired.

The audited consolidated financial statements of CompX International Inc. included in CompX's Annual Report on Form 10-K for the year ended December 31, 2003 (File No. 1-13905) are included herein as Exhibit 99.4.

The unaudited consolidated financial statements of CompX International Inc. included in CompX's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 (File no. 1-13905) are included herein as Exhibit 99.6.

     (b) Pro forma financial information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements of NL Industries, Inc. are included herein as Exhibit 99.5


     (c) Exhibits.

      Item No.      Exhibit Index
     ----------     -----------------------------------------------------------

       10.1* Stock Purchase Agreement dated September 24, 2004 between Valhi, Inc. and Valcor, Inc., as sellers, and NL Industries, Inc. as purchaser. The disclosure schedule attachment to this Exhibit 10.1 has not been filed; upon request, the registrant will furnish supplementally to the Securities and Exchange Commission a copy of this attachment.

       10.2* Promissory Note dated September 24, 2004 in the original principal amount of $31,422,500.00 payable to the order of NL Industries, Inc. and executed by Kronos Worldwide, Inc.


       23.1**       Consent of PricewaterhouseCoopers LLP.

       99.1* Promissory Note dated September 24, 2004 in the original principal amount of $162,500,000.00 payable to the order of Valcor, Inc. and executed by Kronos Worldwide, Inc.

       99.2* Promissory Note dated September 24, 2004 in the original principal amount of $6,077,500.00 payable to the order of Valhi, Inc. and executed by Kronos Worldwide, Inc.

       99.3*        Press  release   jointly  issued  by  Valhi,   Inc.  and  NL
                    Industries, Inc. on September 24, 2004.

       99.4** Audited consolidated financial statements of CompX International Inc. - incorporated by reference to CompX's Annual Report on Form 10-K (File No. 1-13905) for the year ended December 31, 2003.

       99.5**       Unaudited  Pro  Forma   Condensed   Consolidated   Financial
                    Statements of NL Industries, Inc.

       99.6** Unaudited consolidated financial statements of CompX International Inc. - incorporated by reference to CompX's Quarterly Report on Form 10-Q (File No. 1-13905) for the quarter ended June 30, 2004.



*  Previously filed.

** Filed herewith.

     (d) SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NL Industries, Inc.
                                  (Registrant)




                               By:    /s/ Gregory M. Swalwell
                                      ----------------------------
                                      Gregory M. Swalwell
                                      Vice President, Finance and
                                      Chief Financial Officer




Date:  October 27, 2004

INDEX TO EXHIBITS

      Item No.      Exhibit Index
    ----------      -----------------------------------------------------------

      10.1* Stock Purchase Agreement dated September 24, 2004 between Valhi, Inc. and Valcor, Inc., as sellers, and NL Industries, Inc. as purchaser. The disclosure schedule attachment to this Exhibit 10.1 has not been filed; upon request, the registrant will furnish supplementally to the Securities and Exchange Commission a copy of this attachment.

      10.2* Promissory Note dated September 24, 2004 in the original principal amount of $31,422,500.00 payable to the order of NL Industries, Inc. and executed by Kronos Worldwide, Inc.


      23.1**        Consent of PricewaterhouseCoopers LLP.

      99.1* Promissory Note dated September 24, 2004 in the original principal amount of $162,500,000.00 payable to the order of Valcor, Inc. and executed by Kronos Worldwide, Inc.

      99.2* Promissory Note dated September 24, 2004 in the original principal amount of $6,077,500.00 payable to the order of Valhi, Inc. and executed by Kronos Worldwide, Inc.

      99.3*         Press  release   jointly  issued  by  Valhi,   Inc.  and  NL
                    Industries, Inc. on September 24, 2004.

      99.4** Audited consolidated financial statements of CompX International Inc. - incorporated by reference to CompX's Annual Report on Form 10-K (File No. 1-13905) for the year ended December 31, 2003.

      99.5**        Unaudited  Pro  Forma   Condensed   Consolidated   Financial
                    Statements of NL Industries, Inc.

      99.6** Unaudited consolidated financial statements of CompX International Inc. - incorporated by reference to CompX's Quarterly Report on Form 10-Q (File No. 1-13905) for the quarter ended June 30, 2004.



*  Previously filed.

** Filed herewith.